UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/08/2008

SHARPER IMAGE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR
SAN FRANCISCO, CALIFORNIA 94105
(Address of principal executive offices, including zip code)

(415) 445-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       Jason Bernzweig and Marc Leder, members of the Board of Directors of Sharper Image Corporation (the "Company"), informed the Company on February 7, 2008 that they were resigning from the Board of Directors effective the close of business on February 7, 2008. The departure of Mr. Bernzweig and Mr. Leder is not a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: February 08, 2008	By:	/s/ Rebecca L. Roedell
Rebecca L. Roedell
Executive Vice President, Chief Financial Officer